UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 14, 2008
                                                  ------------------------------

                            SALISBURY BANCORP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Connecticut                 000-24751                   06-1514263
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

5 Bissell Street, Lakeville, Connecticut                         06039-1868
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 8.        Other Events.

         Item 8.01.        Other Events.

         A.       Annual Meeting of Shareholders of Salisbury Bancorp, Inc.

         The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), the holding company for Salisbury Bank and Trust Company (the "Bank") was held on Wednesday, May 14, 2008. Shareholders voted on the election of directors and the ratification of the appointment of independent auditors.

         The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Each of the three nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve until their term expires or their successors are elected and qualified.

         The vote for electing nominees as directors was as follows:

                                                                     Withholding
                                                           For        Authority

Louise F. Brown            Number of Shares:            1,332,840        36,329
                                                       ----------     ---------

                           Percentage of
                           Shares Voted:                     97.4           2.6
                                                       ----------     ---------

                           Percentage of Shares
                           Entitled to Vote:                 79.1           2.2
                                                       ----------     ---------

                                                                     Withholding
                                                           For        Authority

Richard J. Cantele, Jr.    Number of Shares:            1,357,875        11,294
                                                       ----------     ---------
                           Percentage of
                           Shares Voted:                     99.2            .8
                                                       ----------     ---------

                           Percentage of Shares
                           Entitled to Vote:                 80.6            .7
                                                       ----------     ---------

                                                                     Withholding
                                                           For        Authority

Nancy F. Humphreys         Number of Shares:            1,331,893        37,276
                                                       ----------     ---------

                           Percentage of
                           Shares Voted:                     97.3           2.7
                                                       ----------     ---------

                           Percentage of Shares
                           Entitled to Vote:                 79.1           2.2
                                                       ----------     ---------


                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2008 was approved because the votes for such appointment exceeded the votes against such appointment.

         The vote to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2008 was as follows:


                                             For         Against       Abstain

Number of Shares:                          1,356,347         4,429         8,393
                                         -----------   -----------   -----------

Percentage of Shares Voted:                     99.1            .3            .6
                                         -----------   -----------   -----------

Percentage of Shares
   Entitled to Vote:                            80.5            .3            .5
                                         -----------   -----------   -----------


                 ELECTION OF CHAIRMAN OF THE BOARD OF DIRECTORS

         Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John F. Perotti, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Perotti, Chairman of the Board of Directors of Salisbury Bank and Trust Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: May 16, 2008                          SALISBURY BANCORP, INC.


                                             By:    /s/ Richard J. Cantele, Jr.
                                                  ------------------------------
                                                  Richard J. Cantele, Jr.
                                                  President